FINANCIAL RISK MANAGEMENT (Notes)	12 Months Ended
Dec. 31, 2019
Disclosure of financial risk management [Abstract]
FINANCIAL RISK MANAGEMENT	FINANCIAL RISK MANAGEMENT
Exploration, development and mining of precious metals involve numerous risks as a result of the inherent nature of the business, global economic trends and the influences of local social, political, environmental and economic conditions in the various geographical areas of operation. As such, the Company is subject to several financial and operational risks that could have a significant impact on its profitability, financial instruments and levels of operating cash flows. In particular, financial risks include market risk (including currency risk, commodity price risk and interest rate risk), credit risk, and liquidity risk.

Market Risk

Market risk is the risk that changes in market factors, such as foreign exchange, commodity prices or interest rates will affect the value of the Company's financial instruments. Market risks are managed by either accepting the risk or mitigating it through the use of derivatives and other economic hedges.

(a) Currency Risk

The Company’s sales are predominantly denominated in US Dollars. The Company is primarily exposed to currency fluctuations relative to the US Dollar as a portion of the Company’s operating costs and capital expenditures are denominated in foreign currencies; predominately the Brazilian Real, the Argentine Peso, the Chilean Peso, and the Canadian Dollar. Monetary assets denominated in foreign currencies are also exposed to foreign currency fluctuations. These potential currency fluctuations could have a significant impact on production costs and affect the Company’s earnings and financial condition. To limit the variability in the Company’s expected operating expenses denominated in foreign currencies, the Company restarted its hedging program in May 2016, entering into forward contracts and zero-cost collar option contracts.

Details of outstanding derivative instruments can be found in Note 17.
The following table outlines the Company's exposure to currency risk and the pre-tax effects on net earnings and other comprehensive income at the end of the reporting period of a 10% change in the foreign currency for the foreign currency denominated monetary items. The sensitivity analysis includes cash and cash equivalents and trade payables. The number below indicates an increase or decrease in net earnings or other comprehensive income where the US dollar strengthens or weakens by 10% against the relevant foreign currency.

	Effect on net earnings before tax		Effect on other comprehensive income, before tax
(On 10% change in US Dollars exchange rate)	2019	2018	2019	2018
BRL	$1.1	$5.0	$0.5	$1.2
ARS	$1.1	$1.9	$—	$—
C$	$5.1	$2.9	$—	$—
CLP	$2.6	$5.6	$0.1	$—

The sensitivity analysis included in the tables above should be used with caution as the results are theoretical, based on management's best assumptions using material and practicable data which may generate results that are not necessarily indicative of future performance. In addition, in deriving this analysis, the Company has made assumptions based on the structure and relationships of variables as at the balance sheet date which may differ due to fluctuations throughout the year with all other variables assumed to remain constant. Actual changes in one variable may contribute to changes in another variable, which may amplify or offset the effect on earnings.

(b) Commodity Price Risk

The Company's profitability and long-term viability depend, in large part, upon the market price of metals that may be produced from the Company's properties, primarily gold, silver and copper. Market price fluctuations of these commodities could adversely affect profitability of operations and lead to impairments of mineral properties. Metal prices fluctuate widely and are affected by numerous factors beyond the Company's control including but not limited to supply and demand, consumption patterns, macroeconomic factors (interest, exchange and inflation), banking and political conditions, and mining specific factors. The Company periodically uses forward contracts to economically hedge against the risk of declining metal prices for a portion of its forecast sales.

No derivatives to hedge metal sales were outstanding at December 31, 2019. At December 31, 2018, the Company had 25.7 million pounds of copper forward contracts in place to May 2019 at an average sales price of $2.79 per pound.

Interest Rate Risk

Interest rate risk is the risk that the fair values and future cash flows of the Company’s financial instruments will fluctuate because of changes in market interest rates. The Company monitors its exposure to interest rates and its exposures with a mix of fixed-and floating-rate debt. As at December 31, 2019, all of the Company’s long-term debt was at fixed rates. The Company's revolving credit facility, which is subject to floating rates of interest, was not drawn at December 31, 2019.

A 10% increase or decrease in the interest earned from financial institutions on deposits held would result in a nominal increase or decrease in the Company’s net earnings. There was no significant change in the Company’s exposure to interest rate risk during the year ended December 31, 2019.

Credit Risk

Credit risk is the risk that a third party might fail to discharge its obligations under the terms of a financial instrument. The Company is exposed to various counterparty risks including, but not limited to: (i) financial institutions that hold the Company’s cash and short-term investments; (ii) companies that have payables to the Company, including concentrate and bullion customers; (iii) providers of risk management services (including hedging arrangements); (iv) shipping service providers that move the Company’s material; (v) the Company’s insurance providers; (vi) refineries contracted that hold and process the Company's precious metals; and (vii) the Company’s lenders. The Company seeks to limit counterparty risk by entering into business arrangements with high credit-quality counterparties, limiting the amount of exposure to each counterparty and monitoring the financial condition of counterparties. In addition, credit risk is further mitigated in specific cases by maintaining the ability to novate contracts from lower quality credit counterparties to those with higher credit ratings. For cash and cash equivalents and trade and other receivables, credit risk is represented by the carrying amount on the consolidated balance sheets.

Cash and cash equivalents are deposited with highly rated corporations and the credit risk associated with these deposits is low. The Company sells its products to large international financial institutions and other organizations with high credit ratings. Historical levels of receivable defaults and overdue balances over normal credit terms are both negligible, thus the credit risk associated with trade receivables is also considered to be negligible. For derivatives, the Company assumes no credit risk when the fair value of the instruments is negative. When the fair value of the instruments is positive, this is a reasonable measure of credit risk. The Company does not have any assets pledged as collateral.

The Company's maximum credit exposure to credit risk is as follows:

As at December 31,	2019	2018
Cash and cash equivalents	$158.8	$98.5
Trade and other receivables	3.4	24.3
Derivative assets (Note 17)	3.9	3.6
Loans and other receivables	8.6	13.1
	$174.7	$139.5

Liquidity Risk

Liquidity risk is the risk that an entity will encounter difficulty in meeting obligations associated with financial liabilities. The Company has in place a rigorous planning, budgeting and forecasting process to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis, its expansionary plans and its dividend distributions. The Company ensures that sufficient committed loan facilities exist to meet its short-term business requirements, taking into account its anticipated cash flows from operations and its holdings of cash and cash equivalents. Details of the undrawn credit facility are included in Note 28.

The following table summarizes the remaining contractual maturities of the Company's significant financial liabilities, shown in contractual undiscounted cash flows.

	2019					2018
As at December 31,	Within 1 year	2 - 3 years	4 - 5 years	Over 5 years	Total	Total
Trade and other payables	$219.5	$—	$—	$—	$219.5	$294.8
Debt repayments	56.2	190.7	528.3	282.9	1,058.0	1,770.5
Interest payments on debt	48.4	88.7	51.1	38.7	226.9	437.2
Lease liabilities	19.6	20.0	9.6	1.6	50.8	—
Derivative liabilities	1.4	0.4	—	—	1.8	6.5
Other financial liabilities	59.2	8.0	0.2	61.9	129.3	129.9
Total	$404.3	$307.8	$589.2	$385.1	$1,686.3	$2,638.9

At December 31, 2019, the Company had letters of credit outstanding in the amount of $85.7 million (December 31, 2018: $71.0 million) of which $83.7 million (December 31, 2018: $71.0 million) represented guarantees for reclamation obligations. These letters of credit are automatically extended for one year periods from their expiration dates.